EXHIBIT 10.4

EMPLOYMENT AGREEMENT
June 23, 2022
NAME:
Dhruwa Rai
[ REDACTED ]
The parties to

this Employment Agreement

(“Agreement”) are Dhruwa

Rai
(“You” or the “Executive”) and Quaker
Chemical Corporation,

d/b/a Quaker Houghton, a Pennsylvania corporation (“Quaker Houghton”

or the “Company”).
You

are

hereby

appointed

as

the

Company’s

Senior

Vice

President

and

Chief

Information

and

Digital

Officer
(“CIDO”).

NOW THEREFORE in consideration

of the mutual

promises and covenants herein

contained and intending to

be
legally bound hereby the parties hereto agree as follows:
1. Duties

Quaker Houghton agrees to employ you and you agree to serve as

Quaker Houghton’s CIDO.

You

shall perform
all duties

consistent with

such position

as well

as any

other duties

that are

assigned to

you from

time to

time by

Quaker
Houghton’s CEO.

You

agree that during the term

of your employment with Quaker

Houghton to devote your knowledge,
skill, and working time solely and exclusively to the business and interests of Quaker Houghton and its subsidiaries.

2.

Compensation

Your

base salary

will be

determined from

time to

time by

the Quaker

Houghton Board of

Directors. In addition,
you will be entitled to

participate, to the extent

eligible, in any of Quaker

Houghton’s annual and long term incentive

plans,
retirement savings plan (401k plan),

and will be entitled to vacations,

paid holidays, and medical, dental,

and other benefits
as are

made generally

available by

Quaker Houghton

to its

full-time U.S.

employees.

During your

employment with

Quaker
Houghton,

your

salary

will

not

be

reduced

by

Quaker

Houghton

without

your

prior

written

consent.

Your

initial
compensation and benefits are outlined on Addendum 1, which

is attached hereto and made a part hereof.

3.

Term

of Employment
.
Your employment with

Quaker may

be terminated

on ninety

(90) days'

written notice

by either

party, with or

without
cause or

reason whatsoever.

Within ninety (90)

days after

termination of

your employment,

you will

be given

an accounting
of all monies

due you. Notwithstanding the

foregoing, Quaker has the

right to terminate your

employment upon less than
ninety (90) days’ notice for Cause (as defined below).

4.

Covenant Not to Disclose
a.

As

CIDO,

you

acknowledge

that

the

identity

of

Quaker

Houghton's

(and

any

of

Quaker

Houghton's
affiliates’) customers,

the requirements

of such

customers, pricing

and payment

terms quoted

and charged

to such

customers,
the identity

of Quaker

Houghton's suppliers and

terms of

supply (and the

suppliers and related

terms of

supply of

any of
Quaker

Houghton's

customers

for

which

chemical

and

other

management

services

are

being

provided),

information
concerning

the

method

and

conduct

of

Quaker

Houghton's

(and

any

affiliate’s)

business

such

as

formulae, formulation
information,

application

technology,

manufacturing

information,

marketing

information,

strategic

and

marketing

plans,
financial information, financial

statements (audited and

unaudited), budgets, corporate

practices and procedures,

research
and development efforts,

and laboratory test

methods and

all of Quaker

Houghton's (and

its affiliates’) manuals,

documents,
notes, letters,

records, and

computer programs

are Quaker

Houghton's confidential

information ("Confidential

Information")
and are Quaker Houghton’s (and/or any of

its affiliates’, as the case may

be) sole and exclusive property.

You agree that at
no time

during or

following your

employment with

Quaker Houghton

will you

appropriate for

your own

use, divulge

or
pass

on,

directly

or

through

any

other

individual

or

entity

or

to

any

third

party,

any

Quaker

Houghton

Confidential
Information. Upon termination of your employment with

Quaker Houghton and prior to final payment of

all monies due to
you under Section 2

or at any other

time upon Quaker Houghton's request,

you agree to surrender

immediately to Quaker
Houghton any and all materials in your possession or control which include or contain any Quaker Houghton Confidential
Information.
b.

You

acknowledge that, by this

Section 4(b), you have been

notified in accordance with the

Defend Trade
Secrets Act that, notwithstanding the foregoing:
(i)
You

will not be

held criminally or civilly

liable under any federal

or state trade secret

law or this
Agreement for the disclosure

of Confidential Information that: (A)

you make (1) in

confidence to a federal, state,

or local
government

official,

either

directly

or

indirectly,

or

to

your

attorney;

and

(2)

solely

for

the

purpose

of

reporting

or
investigating a suspected

violation of law;

or (B) you

make in a

complaint or other

document that is

filed under seal

in a
lawsuit or other proceeding.
(ii)
If you file a lawsuit for retaliation by Quaker Houghton for reporting a suspected violation of law,
you may disclose Confidential Information

to your attorney and use the Confidential

Information in the court proceeding

if
you: (A)

file any

document containing

Confidential Information

under seal

and (B)

do not

disclose Confidential

Information,
except pursuant to court order.

c.

Additionally, Quaker Houghton confirms that nothing in this Agreement is intended to or shall prevent, impede or interfere with your right, without prior notice to Quaker Houghton,

to provide information to the government,
participate in any government investigations, file a court or administrative complaint, testify in proceedings regarding
Quaker Houghton’s past or future conduct, or engage in any future activities protected under any statute administered by
any government agency.
5.

Covenant Not to Compete
In consideration of your position of

CIDO for Quaker Houghton and

the training and Confidential Information

you
are to receive from

Quaker Houghton, you agree that during

your employment with Quaker Houghton

and for a period of
one (1) year thereafter, regardless of the reason for your termination, you will not:
a.

directly or

indirectly,

together or

separately or

with any

third party,

whether as

an employee,

individual
proprietor, partner, stockholder, officer, director, or investor, or in a joint venture

or any other

capacity whatsoever, actively
engage in

business or

assist anyone

or any

firm in

business as a

manufacturer, seller,

or distributor of

specialty chemical
products which are the same, like, similar to, or which compete with Quaker Houghton’s (or any of its affiliates’) products or services; and

b.

directly or indirectly recruit, solicit or encourage any Quaker Houghton (or any of its affiliates’) employee
or otherwise induce

such employee to

leave Quaker Houghton’s (or

any of its

affiliates’) employ, or to

become an employee
or otherwise be associated with you

or any firm, corporation, business, or

other entity with which you

are or may become
associated; and

c.

solicit or induce any of Quaker Houghton's suppliers of products and/or services (or a supplier of products and/or services of

a customer who

is being provided

or solicited for

the provision of

chemical management or

other services
by Quaker Houghton) to terminate or alter its contractual relationship with Quaker

Houghton (and/or any such customer).
The parties

consider these

restrictions reasonable,

including the

period of

time during

which the

restrictions are
effective.

However,

if

any

restriction

or

the

period

of

time

specified

should

be

found

to

be

unreasonable

in

any

court
proceeding, then such restriction shall be modified or

the period of time shall be shortened as

is found to be reasonable so
that the foregoing covenant not to compete may be enforced.

You

agree that in the event of a breach or

threatened breach
by you of

the provisions of

the restrictive covenants

contained in Section

4 or in

this Section 5,

Quaker Houghton

will suffer
irreparable harm, and monetary

damages may not be

an adequate remedy.

Therefore, if any

breach occurs, or is

threatened,
in addition to all other remedies available to Quaker Houghton, at law or in equity, Quaker Houghton shall be entitled as a matter of

right to

specific performance

of the

covenants contained

herein by

way of

temporary or

permanent injunctive
relief.

In the event of any breach of

the restrictive covenant contained in

this Section 5, the term of

the restrictive covenant
shall be extended

by a period

of time equal

to that period

beginning on the

date such violation

commenced and

ending when
the activities constituting such violation cease.
6.

Contractual Restrictions

You

represent and warrant to Quaker Houghton that:

(a) there are no restrictions, agreements, or understandings to
which

you

are

a

party

that

would

prevent

or

make

unlawful

your

employment

with

Quaker

Houghton

and

(b)

your
employment by Quaker

Houghton shall

not constitute

a breach of

any contract,

agreement, or

understanding, oral

or written,
to which you

are a party

or by which

you are bound.

You further represent that you

will not use

any trade secret,

proprietary
or otherwise

confidential information

belonging to

a prior

employer or

other third

party in

connection with

your employment
with Quaker Houghton.
7.

Inventions
All improvements, modifications, formulations,

processes, discoveries or inventions

("Inventions"), whether or not
patentable, which

were originated,

conceived or

developed by

you solely

or jointly

with others

(a) during

your working
hours or at

Quaker Houghton’s

expense or at Quaker

Houghton's premises or at

a customer’s premises

or (b) during your
employment with

Quaker Houghton

and additionally

for

a period

of one

year thereafter,

and which

relate to

(i) Quaker
Houghton’s business or (ii)

any research, products,

processes, devices,

or machines

under actual or

anticipated development
or investigation by Quaker Houghton at the earlier of (i) that time or (ii) as the date of termination of employment, shall be
Quaker Houghton’s

sole property.

You

shall promptly

disclose to

Quaker Houghton

all Inventions

that you

conceive or
become

aware

of

at

any

time

during

your

employment

with

Quaker

Houghton

and

shall

keep

complete,

accurate,

and
authentic notes, data and records of all Inventions and of

all work done by you solely or jointly with

others, in the manner
directed by

Quaker Houghton. You

hereby transfer and

assign to

Quaker Houghton all

of your right,

title, and interest

in
and

to

any

and

all

Inventions

which

may

be

conceived

or

developed

by

you

solely

or

jointly

with

others

during

your
employment with Quaker Houghton.

You

shall assist Quaker Houghton in applying, obtaining, and

enforcing any United
States Letters Patent and Foreign Letters Patent on any such Inventions and to take such other actions as may be necessary
or

desirable

to

protect

Quaker

Houghton's

interests

therein.

Upon

request,

you

shall

execute

any

and

all

applications,
assignments,

or

other

documents

that

Quaker

Houghton

deems

necessary

and

desirable

for

such

purposes.

You

have
attached hereto

a list

of unpatented

inventions that

you have

made or

conceived prior

to your

employment with

Quaker
Houghton, and it is agreed that those inventions shall be excluded from the terms of this Agreement.
8.

Termination.
a.

Either party may terminate this

Agreement per the terms of

Section 3 hereof and Quaker

Houghton, in its
sole discretion, may terminate your employment at any time for Cause (as defined herein).

If you incur a Separation from
Service (as defined

below) by decision

and action of Quaker

Houghton for any

reason other than

Cause, death, or

Disability
(as defined below), Quaker Houghton agrees to:
1.

Provide you with reasonable

outplacement assistance, either by providing

the services in-kind, or
by reimbursing reasonable

expenses actually incurred

by you in connection

with your Separation

from Service.

The

outplacement

services

must

be

provided

during

the

one-year

period

following

your

Separation

from
Service.

If any expenses are to be reimbursed, you must request

the reimbursement within eighteen months of
your Separation from

Service and reimbursement

will be made

within 30 days

of the receipt

of your request;
and
2.

Pay you twelve

months’ severance in

bi-weekly installments commencing

on the Payment

Date (as
defined below) and continuing

on Quaker Houghton's

normal payroll dates thereafter, each

of which is equal

to
the total of

your bi-weekly base

salary at the

time of your

Separation from Service,

provided you sign

a Release
within 45 days

of the later of

the date you

receive the Release or

your Separation from Service.

Continuation
of

all

medical

and

dental

coverage’s

will

also

be

available

for

18

months

at

a

level

equal

to

the

coverage
provided before your Separation from Service.
b.

If the

Executive dies

during the

Term

of Employment,

the Company

shall not

thereafter be

obligated to
make any further payments under

this Agreement except for amounts

accrued as of the

date of the Executive’s

death, and
except that

the Company

shall pay

a single-sum

cash death

benefit to

the Executive’s

Beneficiary equal

to 200%

of the
annual rate

of the

Executive’s

base salary

as in

effect on

the day

before the

Executive’s

death or

be entitled

to the

death
benefit (as

a multiple

of base

salary) to

which any

other executive

officer

would be

entitled. To

that end,

the

Company
currently has

a program

in which

all executive

officers in

the Company’s

Executive Leadership Team

participate, which
entitle each to a death benefit equal

to 100% of base salary in the year

of death and 50% of base salary in

each of the four
years thereafter.

“Beneficiary” shall mean

the person designated by

the Executive to receive

benefits under this

Agreement
in a writing filed by the Executive with the Company’s human resources department before the Executive’s death or, if the
Executive

fails

to

designate

a

beneficiary

or

the

designated

beneficiary

predeceases

the

Executive,

the

Executive’s
Beneficiary shall be his surviving

spouse or, if the Executive has no surviving spouse, his estate.
c.

Disability of Executive.

If the Executive is unable to perform his

duties hereunder by reason of disability
as defined in the Company’s Long-Term Disability Plan (“Disability”), then the Board shall have the right to terminate the
Executive’s

employment upon

30 days

prior written

notice to

the Executive

at any

time during

the continuation

of such
Disability.

In

the

event

the

Executive

is

terminated

pursuant

to

this

Section

8(c),

the

Company

shall

not

thereafter

be
obligated to

make any

further payments

under this

Agreement except

for amounts

accrued as

of the

date of

such termination,
and except that the Executive shall receive

supplemental disability payments.

Such supplemental disability payments

shall
be paid to the Executive after the Executive’s Separation from Service at the same time that disability payments are due to be paid

to the

Executive under

the

Company’s

Long-Term

Disability Plan

and each

such payment

shall be

equal to

the
excess

of

(a)

the

amount

that

would

be

payable

under

the

Company’s

Long-Term

Disability

Plan

(disregarding

any
withholding) if the

Executive elected a

benefit of 50%

of applicable pay

and such plan

did not limit

the dollar amount

of
periodic payments thereunder, over (b) the amount

that would be payable under

the Company’s Long-Term Disability Plan
(disregarding any withholding)

if the

Executive elected a

benefit of 50%

of applicable pay.

The “Company’s

Long-Term
Disability Plan” shall

mean the long-term

disability plan maintained

by the Company

for employees generally;

provided,
however, that if the Company does not maintain such a long-term disability plan at the time of the Executive’s termination under this

Section 8(c), or

terminates such

plan after the

Executive’s

termination of employment

but before

all disability
payments

have

been

paid

to

the

Executive

under

the

terms

of

such

plan

as

in

effect

prior

to

its

termination,

(x)

the
“Company’s Long-Term Disability Plan”

shall mean

the long-term

disability plan

most recently

maintained by

the Company
for

employees

generally,

and

(y)

the

amount

determined

under

subsection

(b)

shall

equal

zero

dollars

($0).

Such
supplemental disability payments shall be payable from the Company’s general assets or, if the Company so elects, from a supplemental disability policy purchased by the Company.

“Separation from Service”

means your separation

from service with

Quaker Houghton and

its affiliates within

the
meaning of Treas. Reg. §1.409A-1(h) or any successor thereto.

“Cause”

means your

employment with

Quaker Houghton

has been

terminated by

reason of

(i) your

willful and
material breach of this Agreement (after having received notice thereof and a reasonable opportunity to cure or correct) or
the Company’s

policies, (ii)

dishonesty,

fraud, willful

malfeasance, gross

negligence, or

other gross

misconduct, in

each
case

relating

to

the

performance

of

your

duties

hereunder

which

is

materially

injurious

to

Quaker

Houghton,

or

(iii)
conviction of or plea of guilty or nolo contendere to a felony.

“Payment Date”

means (x) the 60th day after your Separation from Service

or (y) if you are a specified employee
(as defined

in

Treas.

Reg. §1.409A-1(i))

as of

the date

of your

Separation from

Service, and

the severance

described in
subsection (b) is

deferred compensation subject

to section

409A of the

Code, the

first business day

of the

seventh month
following the

month in

which your

Separation from

Service occurs.

If the

Payment Date

is described

in clause

(y), the
amount paid on

the Payment Date

shall include all

monthly installments that

would have been

paid earlier had

clause (y)
not been applicable, plus interest at the

Wall

Street Journal Prime Rate published in the

Wall

Street Journal on the date

of
your Separation from Service (or the previous business day if such day is not a business day), for the

period from the date
payment would have been made had clause (y) not been applicable through the date payment is made.
“Release”

means

a

release

(in

a

form

satisfactory

to

Quaker

Houghton)

of

any

and

all

claims

against

Quaker
Houghton and all related parties

with respect to all matters arising

out of your employment with Quaker

Houghton, or the
termination thereof (other than for claims for any entitlements under the terms of this Agreement or any plans or programs of Quaker Houghton under which you

have accrued a benefit) that Quaker

Houghton provides to you no later

than ten days
after your Separation from Service.

If a release is not provided to

you within this time period, the severance shall

be paid
even if you do not sign a release.
9.

Indemnification
Quaker

Houghton

shall

defend

you

and

hold

you

harmless

to

the

fullest

extent

permitted

by

applicable

law

in
connection

with

any claim,

action,

suit, investigation

or

proceeding arising

out

of

or

relating to

performance by

you

of
services for, or actions of

you as a director, officer,

or employee of Quaker Houghton or any parent, subsidiary or affiliate of

Quaker Houghton,

or

of

any other

person or

enterprise at

Quaker Houghton’s

request.

Expenses incurred

by you

in
defending such a claim, action,

suit or investigation or

criminal proceeding shall be paid

by Quaker Houghton in advance
of

the

final

disposition thereof

upon

the

receipt

by

the

Company

of

an

undertaking

by

or

on

your

behalf

to

repay

said
amounts unless it shall ultimately be determined that you are entitled to be indemnified hereunder; provided, however, that
this shall not apply to a nonderivative action commenced by Quaker Houghton against you.

10.

Governing Law.

The provisions of this Agreement shall be construed in accordance with the laws of the Commonwealth of
Pennsylvania without reference to principles of conflicts of laws.
11.

Miscellaneous
This Agreement

and the

Change in

Control Agreement

to which

you are

a party,

constitute the

entire integrated
agreement concerning

the subjects

covered herein.

In case

any provision

of

this Agreement

shall be

invalid, illegal,

or
otherwise unenforceable, the validity, legality,

and enforceability of the remaining provisions shall not thereby be affected or impaired.

You may not assign any of your rights or obligations under this Agreement without Quaker Houghton’s prior written consent.

Quaker Houghton may assign this Agreement in its discretion, including to any affiliate or upon a sale of assets

or

equity,

merger

or

other

corporate

transaction;

provided

that

Quaker

Houghton

obtains

the

assignee’s

written
commitment to honor the

terms and conditions contained herein.

This Agreement shall be

governed by,

and construed in
accordance with, the laws of the Commonwealth

of Pennsylvania without regard to any conflict of laws.

This Agreement
shall be binding upon

you, your heirs, executors,

and administrators and shall

inure to the benefit

of Quaker Houghton as
well as

its successors

and assigns.

In the

event of

any overlap

in the

restrictions contained

herein, including

Sections 4
and/or 5 above, with similar restrictions

contained in any other agreement, such restrictions

shall be read together so as

to
provide the broadest restriction possible.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.
WITNESS: QUAKER CHEMICAL CORPORATION
DBA QUAKER HOUGHTON
/s/ Robert T. Traub
Robert T. Traub,

SVP,

General Counsel and
Corporate Secretary
WITNESS:
/s/ James Myran /s/ Dhruwa Rai
James Myran Dhruwa Rai

ADDENDUM 1
Base Salary:
Your

salary will be payable on a bi-weekly basis at the rate of

$14,615, which is annualized at $380,000.

You

will be eligible for your next salary
increase in 2023.
Annual and Long-
Term

Bonuses:
For your

position, you

are eligible

to participate

in the

Annual Incentive

Plan (“AIP”)
with

a

target

award

percentage

for

2022

full

year

of

55%

of

your

base

salary,
dependent upon Quaker

Houghton’s financial

results and personal

objectives to be
determined.
You

will

be

eligible

to

participate

in

the

2022-2024

Long-Term

Incentive

Plan
(“LTIP”)

for

the

full

year

of

2022.

Your

award

for

the

2022-2024

performance
period includes an even mix of

time-based restricted stock, stock options,

and target
performance stock units (PSU’s).

The value, at a target level is $100,000.

All

incentive

compensation

awards

are

made

at

the

Company’s

discretion,

are
subject

to

change,

and

require

the

approval of

the

Company’s

Compensation and
Human Resources Committee.
Special One-time Grants:
You

will be

provided a

one-time cash

award equaling

$100,000 in

order

to offset
the cash

bonus opportunity that

will expire

upon your

accepting employment

with
Quaker Houghton.

Such award will be cash

and will be paid out

in October of 2022
assuming a start date

prior to then.

Such cash award

must be repaid to

the Company
if you

either voluntarily

leave your

employment or

are dismissed

for cause

within
the first two

(2) years of your

tenure with Quaker Houghton

per the attached Sign-
On Bonus Acknowledgement.

Financial Planning:
You

will be eligible to be reimbursed for up to $3,500 per calendar year for expenses incurred for financial planning and/or tax preparation.
Benefits:
Quaker Houghton offers a Flexible

Benefits Program that is

subject to change.

This
gives you the opportunity to choose from a variety of options creating a customized
benefits package.

The following benefits are currently part of

the program.

In each
of these areas,

you are offered

a range of

options so you

may choose the

ones that
make the most sense for your personal situation.
●
Medical

●
Dental

● Life & AD&D Insurance
● Long-term Disability
● Health Care and Dependent Care Flexible Spending Accounts (FSAs)
In

addition

to

these

flexible

benefits,

Quaker

Houghton

also

currently

offers

the
following benefit plans:

Retirement Savings Plan (401K)